UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota		55413
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 623-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 2, 2012, Graco Inc. (the “Registrant”) completed its cash acquisition of the finishing businesses of Illinois Tool Works Inc. and ITW Finishing LLC (the “ITW Finishing Group”). This Amendment No. 1 to the Current Report on Form 8-K includes certain financial information required by Item 9.01 that was not contained in the Current Report on Form 8-K dated April 2, 2012 (File No. 001-9249). Except as described above, all other information in, and the exhibits to, the Current Report on Form 8-K remain unchanged. As previously reported in the Current Report on Form 8-K filed June 6, 2012, on May 31, 2012, the Federal Trade Commission (“Commission”) voted to accept an Agreement Containing Consent Orders (“Consent Agreement”) with Graco Inc. (the “Registrant”), Illinois Tool Works Inc. (“ITW”), and ITW Finishing LLC (“ITW Finishing”). The Registrant, ITW and ITW Finishing entered into the Consent Agreement to resolve an Administrative Complaint issued by the Commission in December 2011 charging the Registrant, ITW and ITW Finishing with violations of Section 7 of the Clayton Act and Section 5 of the Federal Trade Commission Act (“Complaint”). The Consent Agreement contains a Proposed Decision and Order (“Proposed Order”) that would require the Registrant to sell the liquid finishing operations it acquired from ITW and ITW Finishing on April 2, 2012, including those involved in the development, manufacture and sale of Binks® spray finishing equipment, DeVilbiss® spray guns and accessories, Ransburg® electrostatic equipment and accessories and BGK curing technology. The Proposed Order will be subject to public comment for thirty (30) days, until July 2, 2012, after which the Commission will decide whether to make it final.

The registrant hereby amends Item 9.01 of its Current Report on Form 8-K dated April 2, 2012 as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The combined statements of financial position of the ITW Finishing Group as of December 31, 2011 and 2010, related combined statements of income, group equity and accumulated other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2011, notes to the combined financial statements and the independent auditors’ report are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma financial information providing investors with information showing how the acquisition of the ITW Finishing Group might have affected the Company’s balance sheet, statement of income and accompanying explanatory notes if the transaction had been completed as of December 30, 2011 and at the beginning of the Company’s 2011 fiscal year as required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d)	Exhibits.

23.1	Independent Auditors’ Consent.

99.1	ITW Finishing Group Combined Financial Statements as of December 2011 and 2010, and for Each of the Three Years Ended December 31, 2011, 2010, and 2009, and Independent Auditors’ Report.

99.2	Unaudited Pro Forma Combined Financial Statements as at and for the year ended December 30, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date: June 18, 2012	By:	/s/ Karen Park Gallivan
Karen Park Gallivan Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

23.1	Independent Auditors’ Consent.	Filed Electronically

99.1	ITW Finishing Group Combined Financial Statements as of December 2011 and 2010, and for Each of the Three Years Ended December 31, 2011, 2010, and 2009, and Independent Auditors’ Report.	Filed Electronically

99.2	Unaudited Pro Forma Combined Financial Statements as at and for the year ended December 30, 2011.	Filed Electronically

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